ARES PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2022 (UNAUDITED)

Investment Funds 67.74%	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Apollo Investment Fund IX, L.P.(a)(b)(c)	North America	4/1/2022	$3,344,737	$3,718,928	1.42%
DFW Capital Partners V, L.P. (a)(b)(c)	North America	4/1/2022	9,275,360	9,502,277	3.64%
KKR Americas Fund XII (EEA) L.P. (a)(b)(c)	North America	4/1/2022	7,343,388	6,775,520	2.59%
KKR Indigo Equity Partners A L.P. (a)(b)(c)	North America	6/8/2022	880,180	880,180	0.34%
KKR Indigo Equity Partners B L.P. (a)(b)(c)	North America	6/8/2022	12,500,000	12,500,000	4.79%
KKR North America Fund XI, L.P. (a)(b)(c)	North America	4/1/2022	2,521,820	3,928,728	1.50%
Livingbridge 6 LP (United Kingdom) (a)(b)(c)	Europe	4/1/2022	19,781,839	18,277,941	7.00%
Livingbridge Enterprise 2 LP (United Kingdom) (a)(b)(c)	Europe	4/1/2022	10,261,477	9,827,746	3.76%
Madison Dearborn Capital Partners VII, L.P. (a)(b)(c)	North America	4/1/2022	13,497,005	13,582,912	5.20%
Platinum Equity Capital Partners IV, L.P. (a)(b)(c)	North America	6/30/2022	32,038,138	36,473,346	13.96%
Towerbrook TMX Continuation Fund, L.P. (a)(b)(c)	North America	6/13/2022	11,718,750	11,718,750	4.49%
TPG Partners VI, L.P. (a)(b)(c)	North America	4/1/2022	1,360,333	1,370,284	0.52%
TPG Partners VII, L.P. (a)(b)(c)	North America	4/1/2022	13,709,399	13,480,989	5.16%
Vista Equity Partners V LP(a)(b)(c)	North America	4/1/2022	36,468,787	34,896,790	13.36%

Total Investment Funds			$174,701,213	$176,934,391

Short-Term Investments 43.86%	Cost	Fair Value
Money Market Funds 43.86%
Goldman Sachs Financial Square Government Fund, 0.12%(d)	114,555,133	114,555,133

Total Money Market Funds	114,555,133	114,555,133

Total Short-Term Investments	$114,555,133	$114,555,133

Total Investments 111.60%	$289,256,346	$291,489,524
Liabilities in Excess of Other Assets (-11.60%)		(30,301,987)
Net Assets 100.00%		$261,187,537

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $176,934,391, which represents approximately 67.74% of net assets as of June 30, 2022.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	The rate shown is the annualized 7-day yield as of June 30, 2022.

All the investment funds are held by Ares Landmark Private Markets Fund -D, LLC a wholly-owned subsidiary of APMF.

1. Organization

Ares Private Market Fund (the “Fund”), was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of Shares designated as Class A, Class D, and Class I Shares. Each class of Shares is subject to different fees and expenses. Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments, although the allocation among those types of investments may vary from time to time. The Fund also intends to invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Cash – Cash consists of monies held in a non-interest bearing account at UMB Bank, N.A. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Valuation – The Fund will value investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements.

Expense Recognition – Expenses are recognized on an accrual basis.

3. Fair Value Disclosures

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Portfolio Funds that the Fund may make investments in include primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The Adviser employs ongoing due diligence policies and processes with respect to Portfolio Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund. The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of June 30, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short-Term Investments	$114,555,133	$–	$–	$114,555,133
TOTAL	$114,555,133	$–	$–	$114,555,133

The Fund held Investment Funds with a fair value of $176,934,391, that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of June 30, 2022, as investments in Investment Funds valued at net asset value, as a "practical expedient", are not required to be included in the fair value hierarchy.

As of June 30, 2022 there were no level 3 investments held in the Fund.

4. Principal Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including:

General Investment Risks. There is no assurance that the investments held by the fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund's allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on the Adviser and Key Personnel. The Fund will depend on the Adviser's ability to select, allocate and reallocate effectively the Fund's assets. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund investment in which the Fund invests is also likely to be substantially dependent on certain key personnel of a Portfolio Fund Manager. There can be no assurance that these key personnel will continue to be associated with or available to the Adviser or the general partners of the Portfolio Funds throughout the life of the Fund.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder's option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Repurchase of Shares Risk. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value and the Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly repurchase offers of no more than 5% of the Fund's net assets, there can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances.

It is possible that the Fund may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Fund's investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Payment In-Kind For Repurchased Shares. The Fund generally expects to distribute to Shareholders that have their Shares repurchased cash in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Restrictions on Transfers. Transfers of Shares may be made only with the prior written consent of the Board, which may be withheld in the Board's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the Investment Company Act, which means it is not subject to percentage limitations under the Investment Company Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund's assets are expected to consist of Portfolio Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board.

The value at which the Fund's investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

The Fund's net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

Amount or Frequency of Distribution. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Distributions." Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on the Fund's earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Risks of Investing in Private Assets

Risks of Private Equity Strategies. The Fund's investment portfolio will include Direct Investments in private companies and investments in Portfolio Funds, which will hold securities issued primarily by private companies. Operating results for private companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Risks Associated with Private Company Investments. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund's investment performance. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

Competition for Access to Private Equity Investment Opportunities. There can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser would desire.

In addition, certain provisions of the Investment Company Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however; unregistered funds also managed by the Adviser are not prohibited from the same transactions. The Investment Company Act also imposes significant limits on co-investments with affiliates of the Fund. The Adviser has received an exemptive order from the SEC, which the Fund may also rely on, that expands the Fund's ability to co-invest alongside its affiliates in privately negotiated investments. However, the exemptive order contains certain conditions that may limit or restrict the Fund's ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund's ability to achieve the desired investment returns.

Portfolio Fund Risks. The Fund's investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund Managers, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser will review and perform due diligence on the valuation procedures used by each Portfolio Fund Manager and monitor the returns provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by the Fund to a Portfolio Fund Manager based on a Portfolio Fund's positive returns even if the Fund's overall returns are negative. Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund.

Portfolio Funds' Underlying Investments. The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Risks Associated with Secondary Investments. The Fund may make Secondary Investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds. In such instances, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Moreover, there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its Secondary Investments, the structure of such acquisitions and the overall success of the Portfolio Fund.

There is significant competition for Secondary Investments. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund's investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.

Regulatory Changes Affecting Private Equity Funds. The legal, tax and regulatory environment for private equity funds is evolving, and it is possible that any future changes may materially adversely affect the ability of Portfolio Funds to pursue their investment strategies. Any regulatory changes that adversely affect a Portfolio Fund's ability to implement its investment strategies could have a material adverse impact on the Portfolio Fund's performance, and thus on the Fund's performance.

In-Kind Distributions from Portfolio Funds. The Fund may receive in-kind distributions of securities from Portfolio Funds. There can be no assurance that securities distributed in kind by Portfolio Funds to the Fund will be readily marketable or saleable, and the Fund may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities.

Direct Investments Risks. The Fund's investment portfolio will include Direct Investments, which are investments in the equity and/or debt securities of private companies, including alongside private equity funds and other private equity firms. There can be no assurance that the Fund will be given Direct Investment opportunities, or that any specific Direct Investment offered to the Fund would be appropriate or attractive to the Fund in the Adviser's judgment. Due diligence will be conducted on Direct Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to other investments. In addition, the Adviser may have little to no opportunities to negotiate the terms of such Direct Investments. The Fund's ability to dispose of Direct Investments may be severely limited.

Many entities compete with the Fund in pursuing Direct Investments. Furthermore, many competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive Direct Investment opportunities from time to time.

Direct Investing Alongside Other Parties Risks. Direct investing alongside one or more other parties in an investment in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments. In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers. Direct Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund's interests.